UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT Voyager Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a  relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective
Capital appreciation

Net asset value June 30, 2014
Class IA: $53.55	Class IB: $53.13

Total return at net asset value
			Russell 1000
(as of 6/30/14)‡	Class IA shares*	Class IB shares†	Growth Index

6 months	6.03%	5.91%	6.31%

1 year	35.63	35.31	26.92

5 years	124.51	121.77	141.04
Annualized	17.56	17.27	19.24

10 years	121.97	116.57	119.83
Annualized	8.30	8.03	8.20

Life	1,282.64	1,212.43	1,075.73
Annualized	10.46	10.24	9.81

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The unclassified sector includes exchanged-traded funds and other securities not able to be classified by sector.

Putnam VT Voyager Fund 1

Report from your fund’s manager

After pausing early in 2014, the U.S. equity market climbed to new records during the second quarter. What factors influenced the market’s turnaround?

Equities began the period with a bout of volatility, as investors remained concerned about turbulence in emerging markets, tensions between Ukraine and Russia, weaker-than-expected economic data in China and Europe, and mixed economic data in the United States. Many questioned the strength and sustainability of the economic recovery, and equity returns were flat for the first three months of the year.

By spring, however, many of these concerns receded, and investor sentiment became more positive. New government data on labor markets and wholesale inventories suggested economic improvement, while the Federal Reserve signaled its confidence in the U.S. economic recovery by announcing that it would continue tapering economic stimulus measures. An improved outlook and diminished volatility pushed U.S. equity prices higher. Many U.S. stock market benchmarks hit record highs by period-end.

How did the fund perform during the six months ended June 30, 2014?

Putnam VT Voyager Fund delivered a solid positive return on an absolute basis, while underperforming relative to the Russell 1000 Growth Index. In selecting stocks for Putnam VT Voyager Fund, I seek companies that are poised to grow faster than their peers that are also trading at attractive valuations. In other words, I’m looking for stocks with higher expected growth rates for earnings and cash flow than those in the benchmark, and trying to obtain them without paying too much for that growth.

With equities advancing so strongly during the period, was the market overvalued?

When I consider the primary factors that drive the equity market — fundamentals, valuation, and sentiment — I believe the market’s continued advance during the period has been reasonable and justified. From a fundamental perspective, U.S. economic growth has been accelerating, and the corporate earnings outlook has been solid. Valuations, in my view, have been reasonable, particularly considering the level of interest rates. As for sentiment, some indicators suggest that investors have become more bullish, but statistics continue to show that, overall, investors remained underexposed to equities. Based on the earnings that companies have delivered and still-reasonable valuations for equities, I believe the market’s advance has been rational.

How did you invest for growth in today’s market?

Year to date, market movement and sector differentiation have not been significant, so stock selection has been critical. In addition, we always keep an eye on sectors or stocks whose valuations may have become stretched. Within the Russell 1000 Growth universe, there has been a subset of momentum growth stocks that have had significant multiyear rallies. Their valuations advanced to unreasonable levels, and many of these stocks corrected sharply. The fund was generally underexposed to these stocks, which was beneficial to performance. We believe, however, that these selloffs were not the result of company-specific problems, and whenever declines are unrelated to fundamentals, it creates opportunity. In this momentum growth area, we are focused on finding companies that we believe have strong growth potential combined with valuations that are more reasonable following the declines. For example, after the sharp correction in the biotechnology sector, valuations for several stocks were below the market average based on estimated 2015 earnings despite what we believe are superior growth outlooks.

How did the fund use derivatives during the period?

We used a variety of derivatives to establish exposures in the fund. We used options to manage downside risk and to hedge against changes in the values of securities the fund owns, owned, or expects to own. We also used forward currency contracts to hedge against foreign currency risk. In addition, we used total return swaps to gain exposure to specific markets, countries, sectors, and industries.

What is your outlook for the economy and the portfolio in the coming months?

We had a two-year period in which earnings growth went sideways, for various reasons. That trend was reversing, and we are starting to see year-over-year earnings growth again. Another positive factor is the tremendous amount of merger-and-acquisition activity in today’s market, with many accretive deals — that is, deals that should boost earnings growth for those companies. Additionally, share buybacks were quite significant, contributing to earnings growth.

I also do not agree with skeptics who argue that profit margins, which have exceeded prior peaks, are not sustainable. Because of many secular drivers — such as outsourcing of labor and lower interest expense — I believe margins are likely to go even higher if global growth continues at moderate levels. While I would not describe earnings potential as explosive, I believe there is room for improvement as long as economic growth remains supportive.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

2 Putnam VT Voyager Fund

Your fund’s manager

Portfolio Manager Nick C. Thakore is a Co-Head of U.S. Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Voyager Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.63	$4.90	$3.56	$4.81

Ending value
(after expenses)	$1,060.30	$1,059.10	$1,021.27	$1,020.03

Annualized
expense ratio	0.71%	0.96%	0.71%	0.96%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Voyager Fund

The fund’s portfolio 6/30/14 (Unaudited)

COMMON STOCKS (92.7%)*	Shares	Value

Aerospace and defense (3.0%)
Airbus Group NV (France)	98,207	$6,581,200

General Dynamics Corp.	26,900	3,135,195

Honeywell International, Inc.	75,500	7,017,725

Northrop Grumman Corp.	18,900	2,261,007

Raytheon Co.	19,300	1,780,425

United Technologies Corp.	58,300	6,730,735

		27,506,287
Airlines (1.3%)
American Airlines Group, Inc. †	114,300	4,910,328

Delta Air Lines, Inc.	173,670	6,724,502

		11,634,830
Automobiles (1.2%)
General Motors Co.	142,700	5,180,010

Tesla Motors, Inc. † S	15,600	3,744,936

Toyota Motor Corp. (Japan)	29,900	1,795,682

		10,720,628
Banks (3.2%)
Banco Espirito Santo SA (Portugal) † S	2,899,160	2,389,832

Bank of America Corp.	428,900	6,592,193

Bank of Ireland (Ireland) †	5,449,911	1,843,253

Citigroup, Inc.	201,200	9,476,520

Dubai Islamic Bank PJSC (United Arab Emirates) †	1,399,105	2,457,043

JPMorgan Chase & Co.	111,300	6,413,106

SVB Financial Group †	7,500	874,650

		30,046,597
Biotechnology (8.5%)
Aegerion Pharmaceuticals, Inc. † S	235,100	7,544,359

Biogen Idec, Inc. †	26,600	8,387,246

BioMarin Pharmaceutical, Inc. †	10,900	678,089

Celgene Corp. †	205,200	17,622,576

Cubist Pharmaceuticals, Inc. † S	116,500	8,134,030

Dynavax Technologies Corp. † S	1,091,500	1,746,400

Gilead Sciences, Inc. †	377,000	31,257,070

Vertex Pharmaceuticals, Inc. †	39,291	3,720,072

		79,089,842
Capital markets (2.1%)
Charles Schwab Corp. (The)	247,800	6,673,254

E*Trade Financial Corp. †	184,100	3,913,966

Fortress investment Group, LLC Class A	170,567	1,269,018

KKR & Co. LP	212,700	5,174,991

State Street Corp.	42,800	2,878,728

		19,909,957
Chemicals (3.4%)
Axiall Corp. S	73,888	3,492,686

Chemtura Corp. †	123,498	3,227,003

Dow Chemical Co. (The)	28,300	1,456,318

Huntsman Corp.	233,300	6,555,730

Monsanto Co.	88,700	11,064,438

Tronox, Ltd. Class A	166,808	4,487,135

Wacker Chemie AG (Germany)	11,191	1,292,259

		31,575,569
Commercial services and supplies (0.2%)
Tyco International, Ltd.	35,600	1,623,360

		1,623,360
Communications equipment (1.6%)
Alcatel-Lucent ADR (France) †	1,024,400	3,646,864

JDS Uniphase Corp. †	84,100	1,048,727

Qualcomm, Inc.	124,191	9,835,927

		14,531,518

COMMON STOCKS (92.7%)* cont.	Shares	Value

Construction and engineering (0.1%)
China Railway Group, Ltd. (China)	2,011,000	$983,393

		983,393
Construction materials (0.2%)
CaesarStone Sdot-Yam, Ltd. (Israel)	33,213	1,630,094

		1,630,094
Consumer finance (—%)
Ally Financial, Inc. F	6,041	144,440

		144,440
Containers and packaging (0.1%)
MeadWestvaco Corp.	22,400	991,424

		991,424
Diversified consumer services (0.7%)
ITT Educational Services, Inc. † S	404,191	6,745,948

		6,745,948
Diversified financial services (0.5%)
CME Group, Inc.	61,900	4,391,805

		4,391,805
Electrical equipment (0.9%)
Eaton Corp PLC	79,600	6,143,528

Generac Holdings, Inc. † S	40,500	1,973,970

		8,117,498
Electronic equipment, instruments, and components (0.8%)
Anixter International, Inc.	60,597	6,063,942

Japan Display, Inc. (Japan) †	255,900	1,571,194

		7,635,136
Energy equipment and services (2.2%)
Ezion Holdings, Ltd. (Singapore)	2,412,800	4,024,881

Halliburton Co.	86,093	6,113,464

Schlumberger, Ltd.	65,625	7,740,469

Transocean, Ltd. (Switzerland)	25,903	1,166,412

		19,045,226
Food and staples retail (0.1%)
CVS Caremark Corp.	17,700	1,334,049

		1,334,049
Health-care equipment and supplies (1.2%)
Baxter International, Inc.	34,100	2,465,430

St. Jude Medical, Inc.	57,600	3,988,800

TransEnterix, Inc. †	229,040	1,154,362

Zimmer Holdings, Inc.	31,000	3,219,660

		10,828,252
Health-care providers and services (0.2%)
Express Scripts Holding Co. †	30,269	2,098,550

		2,098,550
Hotels, restaurants, and leisure (3.1%)
Hilton Worldwide Holdings, Inc. †	81,500	1,898,950

Las Vegas Sands Corp.	69,900	5,327,778

Melco Crown Entertainment, Ltd. ADR (Hong Kong)	98,500	3,517,435

Penn National Gaming, Inc. †	115,600	1,403,384

Starbucks Corp.	53,400	4,132,092

Thomas Cook Group PLC (United Kingdom) †	5,156,350	11,780,809

Wynn Resorts, Ltd.	4,200	871,752

		28,932,200
Household durables (4.7%)
Beazer Homes USA, Inc. † S	177,100	3,715,558

D.R. Horton, Inc.	34,000	835,720

Hovnanian Enterprises, Inc. Class A † S	148,404	764,281

Panasonic Corp. (Japan)	489,300	5,960,182

PulteGroup, Inc.	1,129,700	22,774,752

Skyworth Digital Holdings, Ltd. (China)	6,556,000	3,129,800

Sony Corp. (Japan)	25,300	420,064

Whirlpool Corp.	42,940	5,978,107

		43,578,464

Putnam VT Voyager Fund 5

COMMON STOCKS (92.7%)* cont.	Shares	Value

Industrial conglomerates (1.8%)
Siemens AG (Germany)	79,192	$10,458,809

Toshiba Corp. (Japan)	1,416,000	6,611,401

		17,070,210
Insurance (3.1%)
American International Group, Inc.	98,300	5,365,214

Assured Guaranty, Ltd.	456,781	11,191,135

Genworth Financial, Inc. Class A †	52,700	916,980

Hartford Financial Services Group, Inc. (The)	306,970	10,992,596

		28,465,925
Internet and catalog retail (2.6%)
Amazon.com, Inc. †	11,800	3,832,404

Bigfoot GmbH (acquired 8/2/13,
cost $2,088,293) (Private) (Brazil) † ∆∆ F	95	1,399,670

Ctrip.com International, Ltd. ADR (China) † S	11,300	723,652

Priceline Group, Inc. (The) †	12,203	14,680,209

Zalando AG (acquired 9/30/13,
cost $3,497,530) (Private) (Germany) † ∆∆ F	156	3,487,488

		24,123,423
Internet software and services (10.8%)
Baidu, Inc. ADR (China) †	12,000	2,241,720

eBay, Inc. †	69,645	3,486,429

Facebook, Inc. Class A †	418,169	28,138,592

Google, Inc. Class A †	47,568	27,811,583

Google, Inc. Class C †	50,368	28,975,703

Pandora Media, Inc. † S	128,600	3,793,700

Qihoo 360 Technology Co., Ltd. ADR (China) † S	52,200	4,804,488

Tencent Holdings, Ltd. (China)	85,100	1,297,845

		100,550,060
IT Services (3.1%)
MasterCard, Inc. Class A	36,500	2,681,655

Unisys Corp. †	124,901	3,090,051

Visa, Inc. Class A S	111,200	23,430,952

		29,202,658
Leisure products (0.5%)
Brunswick Corp.	89,075	3,752,730

Sega Sammy Holdings, Inc. (Japan)	46,400	912,839

		4,665,569
Life sciences tools and services (0.4%)
Thermo Fisher Scientific, Inc.	34,300	4,047,400

		4,047,400
Media (3.5%)
Atresmedia Corporacion de Medios de Comunicacion
SA (Spain) S	179,071	2,564,813

CBS Corp. Class B (non-voting shares)	128,500	7,984,990

Comcast Corp. Class A	180,615	9,695,413

Grupo Televisa SAB ADR (Mexico)	44,176	1,515,679

Liberty Global PLC Ser. A (United Kingdom) †	85,749	3,791,821

Liberty Global PLC Ser. C (United Kingdom)	47,049	1,990,643

Live Nation Entertainment, Inc. †	43,200	1,066,608

Mediaset SpA (Italy) †	555,451	2,707,662

Time Warner Cable, Inc.	6,800	1,001,640

		32,319,269
Metals and mining (1.0%)
Barrick Gold Corp. (Canada)	222,000	4,062,600

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	78,126	2,851,599

Glencore Xstrata PLC (United Kingdom)	414,815	2,311,126

		9,225,325
Multiline retail (0.3%)
Macy’s, Inc.	22,900	1,328,658

Target Corp.	32,100	1,860,195

		3,188,853

COMMON STOCKS (92.7%)* cont.	Shares	Value

Oil, gas, and consumable fuels (1.3%)
Cobalt International Energy, Inc. †	50,200	$921,170

EOG Resources, Inc.	44,700	5,223,642

Genel Energy PLC (United Kingdom) †	182,873	3,176,633

QEP Resources, Inc.	28,400	979,800

Royal Dutch Shell PLC Class A (United Kingdom)	37,069	1,534,293

		11,835,538
Paper and forest products (0.2%)
International Paper Co.	19,100	963,977

Louisiana-Pacific Corp. † S	64,100	962,782

		1,926,759
Personal products (0.9%)
Coty, Inc. Class A S	494,832	8,476,472

		8,476,472
Pharmaceuticals (5.5%)
AbbVie, Inc.	132,500	7,478,300

Actavis PLC †	62,015	13,832,446

Allergan, Inc.	22,700	3,841,294

Bristol-Myers Squibb Co.	74,600	3,618,846

Jazz Pharmaceuticals PLC †	124,883	18,359,050

Medicines Co. (The) †	143,700	4,175,922

		51,305,858
Real estate investment trusts (REITs) (0.7%)
Gaming and Leisure Properties, Inc. R S	73,993	2,513,542

Hibernia REIT PLC (Ireland) † R	2,700,000	4,103,793

		6,617,335
Real estate management and development (0.7%)
RE/MAX Holdings, Inc. Class A S	188,063	5,564,784

Sun Hung Kai Properties, Ltd. (Hong Kong)	65,184	894,026

		6,458,810
Road and rail (0.7%)
Genesee & Wyoming, Inc. Class A †	33,150	3,480,750

Union Pacific Corp.	32,600	3,251,850

		6,732,600
Semiconductors and semiconductor equipment (3.0%)
Avago Technologies, Ltd.	12,900	929,703

Canadian Solar, Inc. (Canada) †	177,600	5,551,776

Marvell Technology Group, Ltd.	128,177	1,836,776

Micron Technology, Inc. †	580,087	19,113,867

		27,432,122
Software (3.2%)
Longtop Financial Technologies, Ltd. ADR
(Hong Kong) † F	99,123	—

Microsoft Corp.	238,400	9,941,280

Oracle Corp.	195,061	7,905,822

Red Hat, Inc. †	20,000	1,105,400

Splunk, Inc. †	34,000	1,881,220

TiVo, Inc. †	389,600	5,029,736

VMware, Inc. Class A † S	8,000	774,480

Zynga, Inc. Class A †	1,014,500	3,256,545

		29,894,483
Specialty retail (3.7%)
Bed Bath & Beyond, Inc. †	48,250	2,768,585

Gap, Inc. (The)	113,900	4,734,823

Home Depot, Inc. (The)	93,800	7,594,048

Lowe’s Cos., Inc.	82,800	3,973,572

Office Depot, Inc. †	1,862,845	10,599,588

Sears Hometown and Outlet Stores, Inc. † S	33,073	710,077

Tile Shop Holdings, Inc. † S	99,668	1,523,924

TJX Cos., Inc. (The)	41,900	2,226,985

		34,131,602

6 Putnam VT Voyager Fund

COMMON STOCKS (92.7%)* cont.	Shares	Value

Technology hardware, storage, and peripherals (4.6%)
Apple, Inc.	349,023	$32,434,707

EMC Corp.	50,700	1,335,438

SanDisk Corp.	52,400	5,472,132

Western Digital Corp.	36,200	3,341,260

		42,583,537
Textiles, apparel, and luxury goods (0.1%)
Tumi Holdings, Inc. † S	54,303	1,093,119

		1,093,119
Thrifts and mortgage finance (0.5%)
Radian Group, Inc. S	327,700	4,853,237

		4,853,237
Tobacco (0.8%)
Japan Tobacco, Inc. (Japan)	74,200	2,704,907

Philip Morris International, Inc.	54,931	4,631,233

		7,336,140
Wireless telecommunication services (0.5%)
SoftBank Corp. (Japan)	24,700	1,839,120

Vodafone Group PLC ADR (United Kingdom)	83,900	2,801,420

		4,640,540

Total common stocks (cost $651,670,195)		$861,271,911

INVESTMENT COMPANIES (1.8%)*	Shares	Value

CSOP FTSE China A50 ETF (China)	2,774,800	$3,061,073

iShares Dow Jones U.S. Home Construction Index Fund	215,000	5,332,000

iShares FTSE A50 China Index ETF (China)	3,617,000	3,938,826

Market Vectors Gold Miners ETF	62,927	1,664,419

Market Vectors Junior Gold Miners ETF †	69,100	2,920,166

Total investment companies (cost $16,460,216)		$16,916,484

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.3%)*	strike price	amount	Value

DISH Network Corp. (Call)	Jan-15/$65.00	$158,903	$1,136,156

DISH Network Corp. (Call)	Jan-15/75.00	57,040	194,415

DISH Network Corp. (Call)	Aug-14/47.50	67,454	1,209,806

Fortune Brands Home &
Security, Inc. (Call)	Aug-14/30.00	120,075	1,210,607

Groupon, Inc. (Call)	Jul-14/5.00	342,541	554,920

iShares U.S. Home Construction
ETF (Call)	Aug-14/27.00	722,110	82,342

iShares U.S. Home Construction
ETF (Call)	Aug-14/27.00	260,174	29,668

iShares U.S. Home Construction
ETF (Call)	Aug-14/26.00	252,744	47,058

iShares U.S. Home Construction
ETF (Call)	Jul-14/26.00	402,035	30,076

ITT Educational Services, Inc. (Call)	Oct-14/24.00	252,612	105,592

ITT Educational Services, Inc. (Call)	Oct-14/25.00	133,989	47,539

ITT Educational Services, Inc. (Call)	Aug-14/16.00	37,606	87,363

Jazz Pharmaceuticals PLC (Call)	Dec-14/170.00	84,241	766,593

Jazz Pharmaceuticals PLC (Call)	Dec-14/190.00	84,241	411,284

Jazz Pharmaceuticals PLC (Call)	Dec-14/180.00	45,767	308,122

Juniper Network, Inc. (Call)	Jul-14/18.00	97,577	638,634

Market Vectors Gold Miners ETF (Call)	Sep-14/27.00	552,609	610,795

Market Vectors Gold Miners ETF (Call)	Sep-14/29.00	490,730	247,713

Market Vectors Gold Miners ETF (Call)	Sep-14/30.00	401,751	139,315

Market Vectors Gold Miners ETF (Call)	Sep-14/31.00	294,617	66,279

Market Vectors Gold Miners ETF (Call)	Sep-14/32.00	401,751	60,597

Micron Technology, Inc. (Call)	Jul-14/31.00	177,026	391,277

Nokia OYJ (Call)	Jul-14/6.00	337,486	526,691

PulteGroup, Inc. (Call)	Oct-14/23.00	453,546	125,664

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.3%)* cont.	strike price	amount	Value

PulteGroup, Inc. (Call)	Jul-14/$23.00	$1,458,251	$15,589

PulteGroup, Inc. (Call)	Jul-14/23.00	387,674	4,144

PulteGroup, Inc. (Call)	Jul-14/25.00	1,232,812	370

PulteGroup, Inc. (Call)	Jul-14/27.00	387,674	43

Qihoo 360 Technology Co., Ltd. (Call)	Dec-14/120.00	126,885	580,311

SPDR S&P 500 ETF Trust (Put)	Jul-14/191.00	882,907	450,724

SPDR S&P 500 ETF Trust (Put)	Jul-14/188.00	931,205	284,018

SPDR S&P 500 ETF Trust (Put)	Jul-14/187.00	882,907	233,352

SPDR S&P 500 ETF Trust (Put)	Jul-14/189.00	631,317	213,297

SPDR S&P 500 ETF Trust (Put)	Jul-14/184.00	931,205	170,876

SPDR S&P 500 ETF Trust (Put)	Jul-14/185.00	631,317	124,300

SPDR S&P 500 ETF Trust (Put)	Jul-14/184.00	631,605	108,592

SPDR S&P 500 ETF Trust (Put)	Jul-14/186.00	466,700	101,437

SPDR S&P 500 ETF Trust (Put)	Jun-14/189.00	584,557	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/185.00	584,557	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/190.00	509,617	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/186.00	509,617	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/188.00	825,891	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/184.00	825,891	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/185.00	612,787	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/189.00	325,993	—

Vodafone Group PLC (Call)	Jan-15/40.00	296,130	85,878

Vodafone Group PLC (Call)	Jul-14/35.00	802,348	96,282

Whirlpool Corp. (Call)	Dec-14/165.00	143,355	280,242

Whirlpool Corp. (Call)	Dec-14/175.00	58,898	57,496

Total purchased options outstanding (cost $15,270,779)			$11,835,464

WARRANTS (1.0%)* †	Expiration date	Strike price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	2,020,248	$1,515,186

Global Mediacom Tbk
PT 144A (Indonesia)	10/4/16	0.00	4,970,000	890,873

JPMorgan Chase & Co. W	10/28/18	42.42	84,886	1,640,846

Sun Hung Kai Properties,
Ltd. (Hong Kong)	12/31/44	98.60	5,376	7,020

Wells Fargo & Co. W	10/28/18	34.01	257,262	5,515,697

Total warrants (cost $5,654,535)				$9,569,622

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount		Value

U.S. Treasury Notes 5/8s, November 30, 2017 [i]		$207,000	$203,949

U.S. Treasury Strips zero%, August 15, 2023 [i]		184,000	146,140

Total U.S. treasury obligations (cost $350,089)			$350,089

SHORT-TERM INVESTMENTS (11.3%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	shares	74,479,872	$74,479,872

Putnam Short Term Investment Fund 0.07% L	shares	26,856,672	26,856,672

SSgA Prime Money Market Fund 0.01% P	shares	3,145,600	3,145,600

U.S. Treasury Bills with an effective yield
of 0.04%, October 23, 2014		$280,000	279,967

Total short-term investments (cost $104,762,111)			$104,762,111

Total investments (cost $794,167,925)			$1,004,705,681

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Putnam VT Voyager Fund 7

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $928,928,044.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,887,158, or 0.5% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $5,616,664 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $79,542,729) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Euro	Sell	9/17/14	$38,110,128	$37,889,338	$(220,790)

	Japanese Yen	Sell	8/20/14	24,341,712	23,996,708	(345,004)

UBS AG

	British Pound	Sell	9/17/14	18,042,388	17,656,683	(385,705)

Total						$(951,499)

WRITTEN OPTIONS
OUTSTANDING at 6/30/14
(premiums received $7,676,411)	Expiration	Contract
(Unaudited)	date/strike price	amount	Value

DISH Network Corp. (Call)	Jan-15/$75.00	$158,903	$562,517

DISH Network Corp. (Call)	Jan-15/85.00	57,040	85,971

iShares U.S. Home Construction
ETF (Call)	Aug-14/28.00	722,110	34,212

iShares U.S. Home Construction
ETF (Call)	Aug-14/27.00	252,744	14,269

ITT Educational Services, Inc. (Call)	Oct-14/26.00	252,612	71,055

ITT Educational Services, Inc. (Call)	Oct-14/30.00	133,989	12,381

Jazz Pharmaceuticals PLC (Call)	Dec-14/180.00	168,482	1,134,288

Jazz Pharmaceuticals PLC (Call)	Dec-14/200.00	45,767	168,056

Market Vectors Gold Miners ETF (Call)	Sep-14/29.00	552,609	278,949

Market Vectors Gold Miners ETF (Call)	Sep-14/31.00	803,502	180,760

Market Vectors Gold Miners ETF (Call)	Sep-14/31.00	490,730	110,397

Market Vectors Gold Miners ETF (Call)	Sep-14/32.50	294,617	32,702

Micron Technology, Inc. (Call)	Jul-14/34.00	177,026	83,057

PulteGroup, Inc. (Call)	Oct-14/25.00	453,546	44,606

PulteGroup, Inc. (Call)	Jul-14/25.00	1,458,251	437

PulteGroup, Inc. (Call)	Jul-14/25.00	775,348	233

WRITTEN OPTIONS
OUTSTANDING at 6/30/14
(premiums received $7,676,411)	Expiration	Contract
(Unaudited) cont.	date/strike price	amount	Value

PulteGroup, Inc. (Call)	Jul-14/$27.00	$1,232,812	$136

Qihoo 360 Technology Co., Ltd. (Call)	Dec-14/130.00	126,885	390,425

SPDR S&P 500 ETF Trust (Put)	Jul-14/189.00	1,765,814	630,042

SPDR S&P 500 ETF Trust (Put)	Jul-14/186.00	1,862,410	431,520

SPDR S&P 500 ETF Trust (Put)	Jul-14/187.00	1,262,635	318,474

SPDR S&P 500 ETF Trust (Put)	Jul-14/182.00	631,605	89,511

SPDR S&P 500 ETF Trust (Put)	Jul-14/184.00	466,700	80,244

SPDR S&P 500 ETF Trust (Put)	Jun-14/186.00	1,651,782	2

SPDR S&P 500 ETF Trust (Put)	Jun-14/187.00	1,169,114	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/188.00	1,019,234	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/183.00	612,787	1

SPDR S&P 500 ETF Trust (Put)	Jun-14/187.00	325,993	—

Vodafone Group PLC (Call)	Jan-15/45.00	296,130	20,729

Vodafone Group PLC (Call)	Jul-14/36.00	802,348	8,023

Whirlpool Corp. (Call)	Dec-14/175.00	143,355	145,904

Whirlpool Corp. (Call)	Dec-14/185.00	58,898	27,959

Total			$4,956,862

8 Putnam VT Voyager Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Deutsche Bank AG
baskets	96,884	$—	7/28/14	(3 month USD-LIBOR-BBA plus	A basket (DBPTMATR) of	$370,124
				32 bp)	common stocks

Total		$—				$370,124

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$184,611,917	$—	$4,887,158

Consumer staples	17,146,661	—	—

Energy	30,880,764	—	—

Financials	100,743,666	144,440	—

Health care	147,369,902	—	—

Industrials	73,668,178	—	—

Information technology	251,829,514	—	—

Materials	45,349,171	—	—

Telecommunication services	4,640,540	—	—

Total common stocks	856,240,313	144,440	4,887,158

Investment companies	16,916,484	—	—

Purchased options outstanding	—	11,835,464	—

U.S. Treasury obligations	—	350,089	—

Warrants	8,678,749	890,873	—

Short-term investments	30,002,272	74,759,839	—

Totals by level	$911,837,818	$87,980,705	$4,887,158

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(951,499)	$—

Written options outstanding	—	(4,956,862)	—

Total return swap contracts	—	370,124	—

Totals by level	$—	$(5,538,237)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 9

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value, including $70,869,109 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $692,831,381)	$903,369,137

Affiliated issuers (identified cost $101,336,544) (Notes 1 and 5)	101,336,544

Foreign currency (cost $18,555) (Note 1)	18,555

Dividends, interest and other receivables	658,288

Receivable for shares of the fund sold	52,606

Receivable for investments sold	40,654,928

Unrealized appreciation on OTC swap contracts (Note 1)	370,124

Total assets	1,046,460,182

Liabilities

Payable for investments purchased	31,137,264

Payable for shares of the fund repurchased	1,281,247

Payable for compensation of Manager (Note 2)	416,213

Payable for custodian fees (Note 2)	26,288

Payable for investor servicing fees (Note 2)	101,508

Payable for Trustee compensation and expenses (Note 2)	466,573

Payable for administrative services (Note 2)	1,477

Payable for distribution fees (Note 2)	45,809

Unrealized depreciation on forward currency contracts (Note 1)	951,499

Written options outstanding, at value (premiums $7,676,411) (Notes 1 and 3)	4,956,862

Collateral on securities loaned, at value (Note 1)	74,479,872

Collateral on certain derivative contracts, at value (Note 1)	3,495,689

Other accrued expenses	171,837

Total liabilities	117,532,138

Net assets	$928,928,044

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$644,985,290

Undistributed net investment income (Note 1)	3,781,522

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	67,487,518

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	212,673,714

Total — Representing net assets applicable to capital shares outstanding	$928,928,044

Computation of net asset value Class IA

Net assets	$704,063,888

Number of shares outstanding	13,147,015

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$53.55

Computation of net asset value Class IB

Net assets	$224,864,156

Number of shares outstanding	4,232,720

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$53.13

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Voyager Fund

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Dividends (net of foreign tax of $117,326)	$9,513,310

Interest (including interest income of $2,129 from investments in affiliated issuers) (Note 5)	2,509

Securities lending (Note 1)	164,808

Total investment income	9,680,627

Expenses

Compensation of Manager (Note 2)	2,508,071

Investor servicing fees (Note 2)	458,346

Custodian fees (Note 2)	53,332

Trustee compensation and expenses (Note 2)	29,679

Distribution fees (Note 2)	272,463

Administrative services (Note 2)	9,605

Other	161,196

Total expenses	3,492,692

Expense reduction (Note 2)	(94,888)

Net expenses	3,397,804

Net investment income	6,282,823

Net realized gain on investments (Notes 1 and 3)	79,495,747

Net realized loss on swap contracts (Note 1)	(1,809,094)

Net realized gain on foreign currency transactions (Note 1)	146,221

Net realized gain on written options (Notes 1 and 3)	844,086

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,750,155)

Net unrealized depreciation of investments, swap contracts and written options during the period	(29,922,353)

Net gain on investments	47,004,452

Net increase in net assets resulting from operations	$53,287,275

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Increase (decrease) in net assets

Operations:

Net investment income	$6,282,823	$5,425,190

Net realized gain on investments and foreign currency transactions	78,676,960	196,103,485

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(31,672,508)	105,919,068

Net increase in net assets resulting from operations	53,287,275	307,447,743

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(6,719,590)	(6,611,831)

Class IB	(1,617,559)	(1,622,762)

From net realized long-term gain on investments

Class IA	(13,160,853)	—

Class IB	(4,150,482)	—

Decrease from capital share transactions (Note 4)	(41,136,142)	(119,117,211)

Total increase (decrease) in net assets	(13,497,351)	180,095,939

Net assets:

Beginning of period	942,425,395	762,329,456

End of period (including undistributed net investment income of $3,781,522 and $5,835,848, respectively)	$928,928,044	$942,425,395

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/14†	$52.01	.37[g]	2.67	3.04	(.51)	(.99)	(1.50)	—	$53.55	6.03*	$704,064	.35*	.72*g	76*

12/31/13	36.49	.30	15.65	15.95	(.43)	—	(.43)	—	52.01	44.10	716,098.72		.71	141

12/31/12	31.98	.35	4.30	4.65	(.14)	—	(.14)	—	36.49	14.51	576,803.72		.98	136

12/31/11	38.93	.21	(7.06)	(6.85)	(.10)	—	(.10)	—[e,f]	31.98	(17.64)	587,537.72		.58	164

12/31/10	32.61	.18	6.64	6.82	(.50)	—	(.50)	—	38.93	21.08	825,963.72		.51	182

12/31/09	20.14	.20	12.56	12.76	(.29)	—	(.29)	—	32.61	64.30	788,498.76		.81	202

Class IB

6/30/14†	$51.55	.30 [g]	2.66	2.96	(.39)	(.99)	(1.38)	—	$53.13	5.91*	$224,864	.48*	.59 *g	76*

12/31/13	36.17	.20	15.51	15.71	(.33)	—	(.33)	—	51.55	43.72	226,327.97		.46	141

12/31/12	31.77	.26	4.26	4.52	(.12)	—	(.12)	—	36.17	14.19	185,526.97		.72	136

12/31/11	38.66	.12	(7.01)	(6.89)	—	—	—	—[e,f]	31.77	(17.82)	191,569.97		.34	164

12/31/10	32.40	.09	6.60	6.69	(.43)	—	(.43)	—	38.66	20.80	257,459.97		.26	182

12/31/09	19.98	.14	12.49	12.63	(.21)	—	(.21)	—	32.40	63.90	255,847	1.01	.55	202

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class IA	$0.16	0.30%

Class IB	0.15	0.30

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Voyager Fund

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT Voyager Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

Putnam VT Voyager Fund 13

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $706,258 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $74,479,872 and the value of securities loaned amounted to $72,850,566. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any

14 Putnam VT Voyager Fund

unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $804,070,349, resulting in gross unrealized appreciation and depreciation of $226,592,571 and $25,957,239, respectively, or net unrealized appreciation of $200,635,332.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$348,439
Class IB	109,907

Total	$458,346

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $94,888 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $553, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management

Putnam VT Voyager Fund 15

Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$272,463

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $680,082,820 and $767,449,406, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amount	premiums

Written options outstanding at
beginning of the reporting period	$20,093,620	$2,951,877

Options opened	97,859,808	19,980,474

Options exercised	—	—

Options expired	(78,546,944)	(11,249,804)

Options closed	(19,180,706)	(4,006,136)

Written options outstanding at
end of the reporting period	$20,225,778	$7,676,411

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	51,092	$2,659,113	82,622	$3,679,955	258,627	$13,170,109	358,385	$15,937,432

Shares issued in connection with
reinvestment of distributions	395,237	19,880,443	167,431	6,611,831	115,523	5,768,041	41,376	1,622,762

	446,329	22,539,556	250,053	10,291,786	374,150	18,938,150	399,761	17,560,194

Shares repurchased	(1,068,322)	(55,265,348)	(2,289,307)	(98,515,379)	(532,119)	(27,348,500)	(1,138,778)	(48,453,812)

Net decrease	(621,993)	$(32,725,792)	(2,039,254)	$(88,223,593)	(157,969)	$(8,410,350)	(739,017)	$(30,893,618)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$4,120,327	$181,039,600	$158,303,255	$2,129	$26,856,672

Total	$4,120,327	$181,039,600	$158,303,255	$2,129	$26,856,672

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$17,500,000

Written equity option contracts (contract amount) (Note 3)	$15,900,000

Forward currency contracts (contract amount)	$92,800,000

OTC total return swap contracts (notional)	$10,500,000

Warrants (number of warrants)	8,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$—	Payables	$951,499

Equity contracts	Investments, Receivables	21,775,210	Payables	4,956,862

Total		$21,775,210		$5,908,361

16 Putnam VT Voyager Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$200,739	$—	$200,739

Equity contracts	(1,613,951)	(4,553,025)	—	(1,809,094)	$(7,976,070)

Total	$(1,613,951)	$(4,553,025)	$200,739	$(1,809,094)	$(7,775,331)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(1,736,592)	$—	$(1,736,592)

Equity contracts	4,011,509	(3,002,158)	—	(489,875)	$519,476

Total	$4,011,509	$(3,002,158)	$(1,736,592)	$(489,875)	$(1,217,116)

Putnam VT Voyager Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$370,124	$—	$—	$—	$370,124

Forward currency contracts #	—	—	—	—	—	—	—	—	—

Purchased options** #	1,669,513	1,569,155	565,530	2,005,810	2,703,332	2,003,808	96,282	1,222,034	11,835,464

Total Assets	$1,669,513	$1,569,155	$565,530	$2,005,810	$3,073,456	$2,003,808	$96,282	$1,222,034	$12,205,588

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—

Forward currency contracts #	—	—	—	565,794	—	—	—	385,705	951,499

Written options #	220,565	1,217,346	376,775	558,892	572,111	1,419,904	8,023	583,246	4,956,862

Total Liabilities	$220,565	$1,217,346	$376,775	$1,124,686	$572,111	$1,419,904	$8,023	$968,951	$5,908,361

Total Financial and Derivative Net Assets	$1,448,948	$351,809	$188,755	$881,124	$2,501,345	$583,904	$88,259	$253,083	$6,297,227

Total collateral received (pledged)†##	$1,448,948	$350,089	$150,000	$—	$1,460,000	$475,688	$—	$230,570

Net amount	$—	$1,720	$38,755	$881,124	$1,041,345	$108,216	$88,259	$22,513

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement. (Note 1)

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

18 Putnam VT Voyager Fund	Putnam VT Voyager Fund 19

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

16,289,509	569,528	1,400,303	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

20 Putnam VT Voyager Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under

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management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund,

22 Putnam VT Voyager Fund

the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	4th	1st

For the one-year period ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 237, 221 and 202 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees, while noting that your fund’s investment performance over the one-year and five-year periods ended December 31, 2013 had been favorable, expressed concern about your fund’s fourth quartile performance over the three-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the three-year period was due in significant part to the fund’s poor performance in 2011, which Putnam Management largely attributed to an emphasis on cyclical companies (those whose performance tends to be tied to overall economic conditions) and a de-emphasis on mega-cap companies at a time when non-cyclicals and mega-cap companies broadly outperformed other market segments, combined with poor stock selection in the information technology, financials, and consumer discretionary sectors.

The Trustees also observed that, although the fund had not performed well in 2011, the fund ranked in the top decile for the one-year period ended December 31, 2013 and in the top quartile for the five-year period then ended and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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24 Putnam VT Voyager Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Voyager Fund 25

This report has been prepared for the shareholders		H522
of Putnam VT Voyager Fund.	289188	8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014